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                                                                    EXHIBIT 23.3

                      CONSENT OF INDEPENDENT ACCOUNTANTS

We consent to the incorporation by reference in this registration statement of The Pantry, Inc. on Form S-8 of our report dated November 30, 1995 on our audits of the consolidated financial statements of The Pantry, Inc., which report is included in the Annual Report on Form 10-K of The Pantry, Inc. for the year ended September 25, 1997.

/s/ PricewaterhouseCoopers LLP
Raleigh, North Carolina
August 31, 1998